SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

WELLS FARGO ADVANTAGE VT FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(Each, a “Fund” and together, the “Funds”)

At a meeting held On November 6-7, 2012, the Board of Trustees of Wells Fargo Funds Trust and Wells Fargo Variable Trust (the “Trusts”) and appointed Jeremy DePalma as Treasurer of the Funds effective November 7, 2012. As a result, the information regarding Nancy Wiser under the “Management – Trustees and Officers” section for each Fund is deleted and replaced with the following:

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
Jeremy DePalma (Born 1974)	Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund

Reporting and Control Team within Fund Administration from 2005 to 2010.

November 7, 2012